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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2003



                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                   000-49765                  43-1955097
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(State or Other Jurisdiction        (Commission               (IRS Employer
        of Formation)               File Number)          Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

Inveresk Research Group, Inc. (Nasdaq: IRGI) is filing this Form 8-K to provide certain information with respect to its first quarter 2003 financial information.

As previously disclosed in its filings, certain of Inveresk's operations have experienced, and may continue to experience, period-to-period fluctuations in results of operations. As an example, the company often generates a smaller proportion of its net service revenue and earnings in the first quarter compared to the last three quarters of the year. Inveresk believes this results from seasonal factors such as holiday periods and from the budgeting cycle of pharmaceutical companies that use the initial part of the year to establish their objectives for the rest of the year. Inveresk does not anticipate that this trend in the timing of its revenues and earnings during the year will change in 2003.

Excluding the impact of foreign currency exchange fluctuations, the consolidated business operations of Inveresk are expected to perform strongly relative to the first quarter of 2002, and the company is experiencing continued strength in new business signings in each of its operating units. However, since December 31, 2002, the financial results of Inveresk's Montreal-based pre-clinical operations have been negatively impacted by the relative weakness of the U.S. dollar against the Canadian dollar. In addition, the Montreal operations have experienced some volatility in business flow in short-term toxicology work, a direct contrast to the present experience of the company's Edinburgh-based pre-clinical operations. While Inveresk is unable to predict the future with certainty, based on its past experience with such volatility and the strength of new business signings in the Montreal-based operations, the company expects this volatility to be short-term. Inveresk does not presently anticipate that its expected results for the full-year will be adversely affected by the factors relating to the Montreal-based pre-clinical operations, although the aggregate net impact of the foregoing is expected to be $0.01-$0.03 in the first quarter of 2003.

Statements contained in this Form 8-K that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Factors that might cause such a difference include, but are not limited to, risks associated with: the reduction in research and development activities by pharmaceutical and biotechnology clients, changes in government regulations, the effects of interest rate fluctuations, the effects of currency exchange rate fluctuations, the company's ability to attract and retain employees, the loss or delay of large contracts, the company's ability to efficiently manage backlog, the company's ability to expand its business through strategic acquisitions, competition within the industry and the potential adverse impact of health care reform. Further information about these risks and uncertainties can be found in the information included in the company's recent filings with the Securities and Exchange Commission, including the company's Registration Statement on Form S-1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: March 3, 2003                 INVERESK RESEARCH GROUP, INC.


                                          By: /s/ D.J. Paul E. Cowan
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                                              D.J. Paul E. Cowan
                                              Chief Financial Officer